                                                                  EXHIBITS 10.53


                              DSP TECHNOLOGY INC.
                             1991 STOCK OPTION PLAN

              (As Amended By the Board Through February 21, 1997)


     1.   Name, Effective Date and Purpose.
          --------------------------------

          (a) This document is intended to implement and govern the 1991 Stock Option Plan (the "Plan") of DSP TECHNOLOGY INC., a California corporation (the "Company"). The Plan provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and for the granting of options that are not intended to so qualify ("nonqualified stock options").

          (b) The Plan is established effective as of April 23, 1991. The purpose of the Plan is to promote the growth and general prosperity of the Company. The Plan will permit the Company to grant options ("Options") to purchase shares of its common stock ("Common Stock"). The granting of Options will help the Company attract and retain the best available persons for positions of substantial responsibility and will provide certain key employees with an additional incentive to contribute to the success of the Company and its Affiliated Companies. For purposes of the Plan, the term "Affiliated Companies" shall mean any component member of a controlled group of corporations, as defined under section 1563 of the Code, in which the Company is also a component member, any Parent Corporation of the Company and any Subsidiary Corporation of the Company.

     2.   Administration.
          --------------

          (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board as specified in Subsection 2(c) below. Any subsequent references in the Plan to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

          (b) The Board shall have sole authority, in its absolute discretion, to determine which of the eligible persons of the Company and its Affiliated Companies shall receive Options ("Optionees"), and, subject to the express provisions and restrictions of the Plan, shall have sole authority, in its absolute discretion, to determine the time when Options shall be granted, the terms and conditions of an Option other than those terms and conditions fixed under the Plan, the number of shares of Common Stock which may be issued upon exercise of an Option and the means of payment for such shares, and shall have authority to do everything necessary or appropriate to administer the Plan, including but not limited to (i) setting different terms and conditions for different Options and (ii) interpreting the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

          (c) The Board shall have the authority to delegate some or all of the powers granted to it pursuant to this Section 2 to a committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees.

          (d)  Definitions.
               -----------

               (i)      Restricted Shareholder: An individual who, at the time
                        ----------------------
an Option is granted under the Plan, owns stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the employer corporation or of its Parent Corporation or Subsidiary Corporation, with stock ownership to be determined in light of the attribution rules set forth in section 424(d) of the Code.

               (ii)     Parent Corporation:  A corporation as defined in
                        ------------------
Section 424(e) of the Code.

               (iii)    Subsidiary Corporation:  A corporation as defined in
                        ----------------------
Section 424(f) of the Code.

               (iv)     Officer:  The president, principal financial officer,
                        -------
principal accounting officer (or, if there is no such accounting officer, the controller), any vice president of the Company in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company.

     3.   Eligibility.  The Board may, in its discretion, grant one (1) or more
          -----------
Options under the Plan to any employee (including officers and any director who is an employee) of the Company or any of its Affiliated Companies presently existing or hereinafter organized or acquired. Such options may be granted to one (1) or more such employees without being granted to other eligible employees, as the Board may deem fit.

     4.   Stock to be Optioned.  Options shall be for the purchase of shares of
          --------------------
Common Stock, subject to adjustment as provided in Section 20 below. Shares of Common Stock delivered upon the exercise of Options may be either previously unissued shares or outstanding shares. Subject to the limitations described in this Section 4 and adjustment as provided in Section 20, the maximum number of shares of Common Stock which may be issued under the Plan shall be one million eighteen thousand three hundred twenty-seven (1,018,327) shares (the "Maximum Shares"). The Company has a 1985 Incentive Stock Option Plan and 1985 Nonstatutory Stock Option Plan (the "1985 Plans") under which, as of April 23, 1991, (a) the Company had granted and there remained outstanding options to purchase one hundred seventy-four thousand four hundred thirty-three (174,433) shares of Common Stock (the "1985 Plan Options"), and (b) there remained one hundred three thousand eight hundred ninety-four (103,894) shares of Common Stock available for future grants (the "1985 Plan Available Shares"). Except as provided below, the Maximum Shares shall be deemed to include the number of shares subject to the 1985 Plan Options and the 1985 Plan Available Shares. The aggregate maximum number of shares of Common Stock which may be issued upon the exercise of Options, determined at any time, shall be equal to the Maximum Shares reduced by (a) the number of shares remaining subject to outstanding 1985 Plan Options, (b) the number of shares issued upon the exercise of 1985 Plan Options, and (c) the portion, if any, of the 1985 Plan Available Shares which are issued upon the exercise of options granted under the 1985 Plans subsequent to April 23, 1991. In the event that any outstanding option granted under the Plan for any reason expires or is terminated or canceled or shares of Common Stock subject to repurchase under the Plan are repurchased by the Company, the shares allocable to the unexercised portion of such option, or such repurchased shares, may again be subject to an Option grant under the Plan.

     5.   Option Exercise Price.  The Option Exercise Price for shares of Common
          ---------------------
Stock to be issued under the Plan shall be not less than the fair market value of such shares on the date on which the Option covering such shares is granted by the Board, except that if on the date on which such Option is granted the Optionee is a Restricted Shareholder, then such Option Exercise Price shall not be less than one hundred ten percent (110%) of the fair market value of the shares of Common Stock subject to the Option on the date on which such Option is granted by the Board. The fair market value of the shares of Common Stock for all purposes of the Plan is to be determined by the Board in its sole discretion, exercised in good faith.

     6.   Term of Plan.  The Plan shall become effective on April 23, 1991 and
          ------------
shall continue in effect until April 22, 2001, unless terminated earlier by action of the Board. No Option may be granted hereunder after April 22, 2001.

     7.   Exercise of Options.  Subject to the actions, conditions and/or
          -------------------
limitations set forth in the Plan and/or any applicable Stock Option Agreement entered into hereunder, Options granted under the Plan shall be exercisable in accordance with the following rules:

          (a) Options granted under the Plan shall first become exercisable in whole or in part at such time as the Board shall determine; provided, however, that no Option granted under the Plan may be exercised in whole or in part until six (6) months after the date on which the Option is granted by the Board (hereinafter the "Option Grant Date").

          (b) Subject to the specific provisions of this Section 7, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it may determine to be appropriate and subject to the specific provisions of this Section 7, accelerate the time at which such Option or installment thereof may be exercised. For purposes of the Plan, any accrued installment of an Option granted hereunder shall be referred to as an "Accrued Installment."

          (c) An Option may be exercised when Accrued Installments accrue as provided in the terms under which such Option was granted and at any time thereafter within such period from the Option Grant Date as the Board shall provide in the terms of each individual Option, subject, however, to the restrictions contained in this Section 7. Except as provided in the following sentence, in no event shall any Option be exercised on or after the tenth (10th) anniversary of the Option Grant Date of such Option, regardless of the circumstances then existing (including, but not limited to, the death or termination of employment of the Optionee). If on the date on which any Option is granted the Optionee is a Restricted Shareholder, then in no event shall such Option be exercised on or after the fifth (5th) anniversary of the Option Grant Date of such Option, regardless of the circumstances then existing (including, but not limited to, the death or termination of employment of the Optionee).
The date upon which the term of an Option as set by the Board shall expire shall be hereinafter designated as the "Option Term Date."

          (d) A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company.

                (i) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

                (ii) a merger in which the Company is not the surviving corporation, other than a merger the principal purpose of which is to change the state of the Company's incorporation;

                (iii) a merger in which the Company is the surviving corporation where the shareholders of the Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger;

                (iv) the sale, exchange, or transfer of all or substantially all of the Company's assets (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations of the Company); or

                (v)     a liquidation or dissolution of the Company.

     Notwithstanding the foregoing provisions of this Section 7, in the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation") shall either assume the Company's rights and obligations under outstanding stock option agreements or substitute options for the Acquiring Corporation's stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Options in connection with a merger described in clauses (ii) or (iii) above, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of a date prior to the Transfer of Control, as the Board so determines; provided, however, that in no event shall Optionee's have less than a thirty (30) day period during which to exercise their Options. Notwithstanding the foregoing, in the event that the transaction constituting the Transfer of Control is not consummated, any unexercised unaccrued installments that had become exercisable and/or vested solely by reason of the provisions of this subsection 7(d) shall again become unaccrued and unexercisable as of the termination of such proposed transaction, subject, however, to such installments accruing pursuant to the normal accrual schedule provided in the terms under which such Option was granted. Any exercise of an installment prior to termination of such proposed transaction shall remain effective notwithstanding that such installment became exercisable solely by reason of the Company undertaking the transaction constituting the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation nor exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

          (e) Subject to the provisions of Subsection 7(f) below involving the death or disability of an Optionee while an employee of the Company, as of the effective date of the termination of employment of an Optionee with the Company or an Affiliated Company for any reason other than death or disability (the "Termination Date"), any unexercised Accrued Installments of the Option granted hereunder to such terminated Optionee shall expire and become unexercisable as of the earlier of (i) the applicable Option Term Date, or (ii) ninety (90) days following such Termination Date; provided, however, that the Board may extend such ninety (90) day period in the case of a nonqualified stock option to a period not to exceed one (1) year following the Termination Date, but in no event beyond the applicable Option Term Date. Any installments of an Option which have not accrued as of the Optionee's Termination Date shall expire and become unexercisable as of such Termination Date even if the reason for the Optionee's termination is death or disability. Any portion of an Option that expires hereunder shall remain unexercisable and be of no effect whatsoever after such expiration notwithstanding that such Optionee may be reemployed by the Company or an Affiliated Company.

          (f) Notwithstanding the foregoing provisions of this Section 7, in the event of the death of an Optionee while an employee of the Company or an Affiliated Company, or in the event of the termination of employment by reason of the Optionee's disability, any unexercised Accrued Installments of the Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of (i) the applicable Option Term Date, or (ii) the first anniversary of the date of death of such Optionee (if applicable), or (iii) the first anniversary of the date of the termination of employment by reason of disability (if applicable). Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option rights shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all of the terms and conditions of the Plan and the applicable Stock Option Agreement governing the exercise of Options granted hereunder. For purposes of this Subsection 7(f), an Optionee shall be deemed employed by the Company or an Affiliated Company during any period of leave of absence from active employment as authorized by the Company or an Affiliated Company, as the case may be.

          (g) An Option shall be deemed exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment in cash or cash equivalent (or with shares of Common Stock pursuant to Section 9 below or by the assignment of the proceeds of a sale of some or all of the shares of Common Stock being acquired upon the exercise of the Option pursuant to Section 10 below) for the shares of Common Stock with respect to which the Option is exercised has been received by the Company. Until the issuance of the certificate or certificates for the shares of Common Stock, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to optioned shares notwithstanding the exercise of the Option. No adjustment shall be made for a dividend or other rights for which the record date is prior to the date the certificate or certificates are issued except as provided in
Section 20 below.

          (h) An Option may be exercised in accordance with this Section 7 as to all or any portion of the shares of Common Stock covered by any Accrued Installment of the Option from time to time during the applicable option period, but shall not be exercisable with respect to fractions of a share.

          (i) As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without charging transfer or issue tax to the Optionee, deliver to the Optionee at its principal business office, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the shares of Common Stock may be postponed by the Company for such period as may be required for its with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

     8.   Authorized to Grant Options and Shareholder Approval.  Options granted
          ----------------------------------------------------
under the Plan shall be conditioned upon the Company obtaining any required permit from the Department of Corporations of the State of California and/or other appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to grant such Options; provided, however, that such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within sixty (60) days. The grant of Options under the Plan also is conditioned on approval of the Plan by the shareholders of the

Company; and no Option granted hereunder shall be effective or exercisable unless and until the Plan has been so approved.

     9.   Payment of Option Exercise Price with Company Stock.  The Board may
          ---------------------------------------------------
provide that, upon exercise of an Option, the Optionee may elect to pay for some or all of the shares of Common Stock underlying the Option with shares of Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, provided that the Optionee will make representations and warranties satisfactory to the Company regarding his or her title to the shares used to effect the purchase, including, without limitation, representations and warranties that the Optionee has good and marketable title to such shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options, or restrictions and has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The equivalent dollar value of the shares of Common Stock used to effect the purchase shall be the fair market value of the shares on the date of the exercise as determined by the Board in its sole discretion, exercised in good faith.

     10.  Payment of Option Exercise Price with Same-Day-Sale Proceeds.  The
          ------------------------------------------------------------
Board may provide that the Optionee may pay for some or all of the shares of Common Stock underlying the Option by the assignment of the proceeds of a sale of some or all of the shares of Common Stock being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Common Stock to be acquired upon such exercise.

     11.  Stock Option Agreement.  The terms and conditions of Options granted
          ----------------------
under the Plan shall be evidenced by a Stock Option Agreement (hereinafter referred to as the "Agreement") executed by the Company and the person to whom the Option is granted. Each Agreement shall contain the following provisions:

          (a) A provision fixing the number of shares of Common Stock which may be issued upon exercise of the Option;

          (b) A provision establishing the Option Exercise Price per share;

          (c) A provision establishing the times and the installments in which Options may be exercised;

          (d) A provision incorporating therein the Plan by reference;

          (e) A provision clarifying which Options are intended to be Incentive Stock Options and which are intended to be nonqualified stock options;

          (f) A provision fixing the maximum duration of the Option as set by the Board; provided, however, that such period shall not be more than ten (10) years from the Option Grant Date;

          (g) Such representations and warranties by the Optionee as may be required by Section 21 below or as may be required by the Board in its sole discretion;

          (h) Any other restrictions (in addition to those established under the Plan) as may be established by the Board with respect to the exercise of the Option, the transfer of the Option, and/or the transfer of the shares of Common Stock purchased by exercise of the Option, provided that such restrictions are not in conflict with the Plan; and

          (i) Such other terms and conditions not inconsistent with the Plan as may be established by the Board.

     12.  Taxes, Fees and Expenses.  The Company shall pay all original issue
          ------------------------
and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of shares of Common

Stock pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of legal counsel for the Company, shall be applicable thereto.

     13.  Withholding of Taxes.  The grant of Options hereunder and the issuance
          --------------------
of shares of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state, or local law as a result of the grant or exercise of any such Option.

     14.  Amendment or Termination of the Plan.
          ------------------------------------

          (a) The Board may amend the Plan from time to time in such respects as the Board may deem advisable; provided, however, that no such amendment shall operate to (i) affect adversely an Optionee's right under the Plan with respect to any Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of legal counsel for the Company, to comply with any applicable law or regulation, or (ii) increase the maximum aggregate number of shares of Common Stock which may be optioned and sold under the Plan or change the class of persons eligible to receive Options under the Plan unless such increase or change has been approved by the shareholders of the Company.

          (b) The Board may at any time terminate the Plan. Any such termination of the Plan shall not, without the written consent of the Optionee, alter the terms of Options already granted and such Options shall remain in full force and effect as if the Plan had not been terminated.

     15.  Options Not Transferable.  Options granted under the Plan may not be
          ------------------------
sold, pledged, hypothecated, assigned, encumbered, gifted, or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

     16.  Restrictions on Transfer of Stock.  Shares of Common Stock issued
          ---------------------------------
pursuant to the exercise of an Option granted under the Plan (hereinafter, the "Optioned Stock"), or any interest in such Optioned Stock, may be sold, pledged, hypothecated, assigned, encumbered, gifted, or otherwise transferred or alienated in any manner by the holder(s) thereof. However, the Board, in its absolute discretion, may impose such restrictions on the transferability of the Optioned Stock as it deems appropriate and any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificate or certificates evidencing such shares. The Board may require the Optionee to give the Company prompt notice of any disposition of shares of Optioned Stock acquired by exercise of an Incentive Stock Option within two (2) years from the date of granting such Option or one (1) year after the transfer of such shares to such Optionee. The Board may direct that the certificate or certificates evidencing shares of Optioned Stock refer to such requirement to give prompt notice of such disposition. All transfers of Optioned Stock shall also be subject to any representations or warranties required under Section 21 below and also subject to compliance with any applicable federal, state, or other local law, regulation, or rule governing the sale or transfer of stock or securities.

     17.  Reservation of Shares of Common Stock.  The Company, during the term
          -------------------------------------
of the Plan, shall at all times keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

     18.  Restrictions on Issuance of Shares.  The Company, during the term of
          ----------------------------------
the Plan, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by legal counsel for the Company to be necessary to the lawful issuance and sale of any shares of its Common Stock hereunder or the inability of the Company to confirm to its satisfaction that any issuance and sale of any such shares will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such shares as to which such authorization or confirmation has not been obtained.

     19.  Notices.  Any notice to be given to the Company pursuant to the
          -------
provisions of the Plan shall be addressed to the Company in care of its Secretary at its principal business office, and any notice to be given to a person to whom an Option is granted hereunder shall be addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such person or his or her transferee (upon the transfer of Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Optioned Stock to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her correct mailing address.

     20.  Adjustments Upon Changes in Capitalization.  If the outstanding shares
          ------------------------------------------
of Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, or reverse stock split, then upon proper authorization of the Board an appropriate and proportionate adjustment shall be made in the number or kind of shares which may be issued upon exercise of Options granted under the Plan as determined under Section 4, in the number and kind of shares subject to outstanding Options, and in the Option Exercise Price of outstanding Options; provided, however, that no such adjustments need be made if, upon the advice of legal counsel, the Board determines that such adjustments may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

     21.  Representations and Warranties.  As a condition to the exercise of any
          ------------------------------
portion of an Option, the Company may require the person exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of legal counsel for the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of legal counsel for the Company, such a representation is required under the Securities Act of 1933, as amended, or any other applicable law, regulation, or rule of any governmental agency.

     22.  No Enlargement of Employee Rights.  The Plan is purely voluntary on
          ---------------------------------
the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or its Affiliated Companies, or to interfere with the right of the Company or an Affiliated Company to discharge or retire any employee thereof at any time for any reason, with or without cause. No employee shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Articles of Incorporation of the Company, as the same may be amended from time to time.

     23.  Legends on Certificates.  Each certificate representing shares of
          -----------------------
Common Stock issued under the Plan shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the Securities Act of 1933, as amended, with respect to the shares of Common Stock issuable under the Plan, each certificate representing such shares of Common Stock shall be endorsed on its face with the following legend or its equivalent:

          "Neither the Option pursuant to which the shares represented by this certificate are issued nor said shares have been registered under the Securities Act of 1933, as amended (the "Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements, as provided in the Act and the regulations thereunder."

          A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

     24.  Specific Performance.  The Options granted under the Plan cannot be
          --------------------
readily purchased or sold in the open market, and, for that reason among others, the Company and its shareholders will be irreparably damaged in the event that the Plan is not specifically enforced. Should any dispute arise concerning the sale or other disposition of an Option, an injunction may be issued restraining such sale or other disposition of such Option pending the determination of such controversy. In the event of any controversy concerning the right or obligation to purchase or sell any such Option, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

     25.  Invalid Provisions.  In the event that any provision of the Plan is
          ------------------
found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     26.  Applicable Law.  The Plan shall be governed by and construed in
          --------------
accordance with the laws of the State of California.

     27.  Reports to Optionees.  The Company, during the term of the Plan, will
          --------------------
distribute to all Optionees a copy of its annual financial statements in accordance with the requirements of applicable state law.

     28.  Successors and Assigns.  The Plan shall be binding on and inure to the
          ----------------------
benefit of the Company or its successors and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

     29.  Mergers and Acquisitions.
          ------------------------

          (a) If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of assets or stock of such corporation, Options may be granted under the Plan to option holders of such corporation or its subsidiaries, in substitution for options or rights to purchase stock of such corporation held by them at the time of succession. The Board shall have sole and absolute discretion to determine the extent to which such substitute Options shall be granted (if at all), the person or persons to receive such substitute Options (who need not be all option holders of such corporation), the number of Options to be received by each such person, the Option Exercise Price of such Option, and the terms and conditions of such substitute Options; provided, however, that the terms and conditions of the substitute Options shall comply with the provisions of section 424(a) of the Code, such that the excess of the aggregate fair market value of the shares subject to such substitute Option immediately after the substitution or assumption over the aggregate option exercise price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the substitute Option immediately before such substitution or assumption over the aggregate option exercise price of such shares, and the substitute Option or the assumption of the old option does not give the holder thereof additional benefits which he or she did not have under such old option.

          (b) Notwithstanding anything to the contrary herein, no Option shall be granted, nor any action taken, permitted, or omitted, which would cause the Plan, or any Options granted hereunder as to which Rule 16b-3 under the Securities Exchange Act of 1934, as amended, may apply, not to comply with such rule.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing DSP Technology Inc. 1991 Stock Option Plan was duly adopted by the Board of Directors on the April 23, 1991 and subsequently amended on April 1, 1993, February 24, 1994, April 14, 1995, February 22, 1996 and February 21, 1997.

                              DSP TECHNOLOGY INC.


                              By:   /s/ Jose M. Millares
                                    ------------------------------------
                                    Jose M. Millares, Jr., Secretary